Exhibit 24
POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $0.33 1/3 par value, issuable by the Company in connection with the Company’s 2025 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of May, 2025.

                            /s/ IAN L.T. CLARKE
                            Ian L.T. Clarke

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $0.33 1/3 par value, issuable by the Company in connection with the Company’s 2025 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 15th day of May, 2025.

                            /s/ MARJORIE M. CONNELLY
                            Marjorie M. Connelly

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $0.33 1/3 par value, issuable by the Company in connection with the Company’s 2025 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of May, 2025.

                            /s/ R. MATT DAVIS
                            R. Matt Davis

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $0.33 1/3 par value, issuable by the Company in connection with the Company’s 2025 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 15th day of May, 2025.

                            /s/ DEBRA J. KELLY-ENNIS
                            Debra J. Kelly-Ennis

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $0.33 1/3 par value, issuable by the Company in connection with the Company’s 2025 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 15th day of May, 2025.

                            /s/ KATHRYN B. MCQUADE
                            Kathryn B. McQuade

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $0.33 1/3 par value, issuable by the Company in connection with the Company’s 2025 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of May, 2025.

                            /s/ GEORGE MUÑOZ
                            George Muñoz

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $0.33 1/3 par value, issuable by the Company in connection with the Company’s 2025 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 15th day of May, 2025.

                            /s/ VIRGINIA E. SHANKS
                            Virginia E. Shanks

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $0.33 1/3 par value, issuable by the Company in connection with the Company’s 2025 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of May, 2025.

                            /s/ RICHARD S. STODDART
                            Richard S. Stoddart

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $0.33 1/3 par value, issuable by the Company in connection with the Company’s 2025 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 15th day of May, 2025.

                            /s/ ELLEN R. STRAHLMAN
                            Ellen R. Strahlman

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $0.33 1/3 par value, issuable by the Company in connection with the Company’s 2025 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of May, 2025.

                            /s/ M. MAX YZAGUIRRE
                            M. Max Yzaguirre